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                     MITCHELL HUTCHINS LIR SELECT MONEY FUND
                SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 1, 2000
                          (AS REVISED OCTOBER 10, 2000)

                                                               November 17, 2000
Dear Investor,

         Mitchell Hutchins Asset Management Inc. has agreed to waive 0.03% of its 0.18% management fee through January 31, 2002. Until that date, management fees will be 0.15%. As a result, "Total Annual Fund Operating Expenses" noted on page 5 of the prospectus will be reduced to 0.15% for Institutional shares and to 0.40% for Financial Intermediary shares through that date.

                                                                           ZS-80